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                                                                 (COLUMBIA LOGO)

                  PROSPECTUS SUPPLEMENT -- DATED JULY 27, 2010*

FUND NAME (DATE)                                                            PROSPECTUS FORM #
RiverSource Limited Duration Bond Fund (Sept. 29, 2009)                        S-6265-99 J


The following change will be effective on or about Sept. 27, 2010 (the "Effective Date"):

On the Effective Date, the FUND NAME will be changed as follows:

OLD NAME                                    NEW NAME
--------                                    --------
RiverSource Limited Duration Bond
  Fund                                      Columbia Limited Duration Credit Fund


On the Effective Date, the first paragraph of the Principal Investment Strategies in the Fund's prospectus is superseded and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in credit-related bonds and debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds and agency, sovereign, supranational and local authority bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund's net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

The rest of this section remains the same.

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S-6265-7 A (7/10)
*Valid until next prospectus update.